                                                                Exhibit (a)(6)


                    FORM OF STATEMENT OF STOCK OPTION GRANTS
                                PLC SYSTEMS INC.
                     OPTIONEE ACTIVITY FOR ALL SHAREHOLDERS
            ALL TYPES - ALL PLANS, ALL GRANTS, AS OF AUGUST 26, 2002


                                                                                                         SHARES
 DATE                                                                                                   ELIGIBLE
  OF                      OPTION                                                                           FOR
OPTION    OPTIONEE    PRICE    GRANTED    EXERCISED    CANCELED    OUTSTANDING    VESTED    UNVESTED    EXCHANGE
------    --------    -----    -------    ---------    --------    -----------    ------    --------    --------
                      $
                      $
                      $
                      $

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